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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2002

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)

          Bermuda                     000-49887                980363970
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)

c/o The Corporate Secretary Ltd.
White Park House
Whitepark Road
Bridgetown, Barbados
(Address of Principal Executive Offices)                          N/A
                                                              (Zip Code)

       Registrant's telephone number, including area code (246) 228-1590



                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 16, 2002, Nabors Industries, Inc., an indirect, wholly owned subsidiary of the registrant, issued a press release announcing the private placement of $500 million of Senior Unsecured Notes. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits


         Exhibit No.                      Description
         -----------                      -----------
           99.1             Press Release of Nabors Industries, Inc. dated
                            August 16, 2002

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NABORS INDUSTRIES LTD.

Date: August 16, 2002                  By: /s/ Anthony G. Petrello
                                           -----------------------------------
                                           Anthony G. Petrello
                                           President & Chief
                                           Operating Officer




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                                  EXHIBIT INDEX



         Exhibit No.                      Description
         -----------                      -----------
           99.1             Press Release of Nabors Industries, Inc. dated
                            August 16, 2002